SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 24, 2003
Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street Santa Cruz, California 95060
(Address of principal executive offices)

(831) 427-7222
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

99.1	Press release dated July 24, 2003.

Item 12.    Results of Operations and Financial Condition

On July 24, 2003, Tarantella, Inc. issued a press release regarding its preliminary financial results for its third fiscal quarter ended June 30, 2003 and expense reduction measures, including a reduction of approximately 30% of the Company’s worldwide workforce.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: July 24, 2003	By:	/S/ STEVEN M. SABBATH
Steven M. Sabbath Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 24, 2003.